UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2015

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2015, the Board of Directors of DaVita HealthCare Partners Inc. (the “Company”) approved an additional share repurchase program of approximately $725,944,000 (the “New Repurchase Program”). The amount of shares of common stock authorized to be repurchased under the New Repurchase Program is in addition to the amount remaining under the Company’s existing stock repurchase program (the “Existing Repurchase Program”) announced on November 4, 2010. As of the date hereof, approximately $274,056,000 remains available under the Existing Repurchase Program. The Existing Purchase Program and the New Repurchase Program do not have an expiration date and do not obligate the Company to purchase any shares. Repurchases under the New Repurchase Program and the Existing Repurchase Program may take place in the open market or privately negotiated transactions, including without limitation, accelerated share repurchase transactions, derivative transactions, and under Rule 10b5-1 plans. There can be no assurance as to the precise number of shares that will be repurchased under the New Repurchase Program, the aggregate dollar amount of the shares purchased, or the ultimate disposition of the shares purchased (re-issued, retained in treasury and/or retired). Depending on market conditions, regulatory, legal and contractual requirements and other factors, repurchases may be made at any time or from time to time, without prior notice. The Company may suspend or discontinue the Existing Purchase Program and the New Repurchase Program, or increase or decrease the amount of shares authorized to be repurchased thereunder, at any time.

The Company is also filing this Form 8-K for the purpose of incorporating by reference the updated “Risk Factors” relating to the Company’s business, attached hereto as Exhibit 99.1 and incorporated by reference herein, into the Company’s Registration Statement on Form S-3 (and the related prospectus contained therein and any applicable prospectus supplement thereto) to be filed with the U.S. Securities and Exchange Commission immediately following the filing of this Form 8-K. References in such updated “Risk Factors” to the “Company,” “we,” “us” or “our” are references to DaVita HealthCare Partners Inc. and its consolidated subsidiaries, except as the context otherwise requires.

This Current Report on Form 8-K and the documents incorporated by reference herein contain or may contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future. These forward-looking statements include statements regarding anticipated refinancing transactions, our future operations, financial condition and prospects, expectations for treatment growth rates, revenue per treatment, expense growth, levels of the provision for uncollectible accounts receivable, operating income, cash flow, operating cash flow, estimated tax rates, capital expenditures, the development of new dialysis centers and dialysis center acquisitions, government and commercial payment rates, revenue estimating risk and the impact of our level of indebtedness on our financial performance, including earnings per share. These statements can sometimes be identified by the use of forward looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements, including, but not limited to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the additional risk factors attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Risk Factors Relating to the Company’s Business, updated as of April 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: April 14, 2015	By:	/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Risk Factors Relating to the Company’s Business, updated as of April 14, 2015.